Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


           As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated August 11, 1998 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement.




                                                    /s/ Arthur Andersen LLP
                                                    -----------------------
                                                    Arthur Andersen LLP

New York, N.Y.
August 26, 1999